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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 1996



                            THE TIMES MIRROR COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      1-13492               95-4481525
-------------------------------  ------------------------  -------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (IRS EMPLOYER
       OF INCORPORATION)                                   IDENTIFICATION NO.)

         TIMES MIRROR SQUARE                                      90053
       LOS ANGELES, CALIFORNIA                                 ----------
----------------------------------------                       (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                      NONE
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On August 28, 1995, The Times Mirror Company (the "Company) filed a Registration Statement on Form S-3 (No. 33-62165), as amended by Amendment No. 1 filed on September 27, 1995, Amendment No. 2 filed on February 26, 1996, and Amendment No. 3 filed on February 27, 1996, relating to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to an initial aggregate offering price of $200 million of debt securities, preferred stock, common stock and warrants of the Company, which Registration Statement was declared effective on February 28, 1996.

         On November 7, 1996, the Company entered into a Purchase Agreement (a copy of which is attached hereto as Exhibit 1.1) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BA Securities, Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as the representatives of the several underwriters named in Schedule I thereto (together, the "Underwriters"), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, severally and not jointly, subject to certain conditions, to purchase $148,000,000 aggregate principal amount of the Company's 7-1/4% Debentures due November 15, 2096 (the "Debentures") at an initial public offering price of 99.614% (the "Public Offering Price") less underwriting discounts and commissions.

         The issuance and sale of the Debentures were completed on November 13, 1996. The Debentures were issued pursuant to an Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (a copy of such Indenture is incorporated herein by reference to Exhibit 4.1 to the Company's Form 8-K dated March 13, 1996).

         In connection with the issuance of the Debentures under the Indenture, the Company delivered an Officers' Certificate dated November 13, 1996 (a copy of such Officers' Certificate and annexes thereto is attached hereto as Exhibit 4.1) setting forth the terms of the Debentures and certifying the resolutions duly adopted by the Board of Directors of the Company at a meeting held on March 7, 1996, authorizing the issuance of the Debentures.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         Exhibit No.              Description
         -----------              -----------

         1.1 Purchase Agreement dated November 7, 1996 among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BA Securities, Inc., Goldman, Sachs & Co., and Morgan Stanley & Co. Incorporated, as the representatives of the several underwriters named in Schedule I thereto.





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         4.1                      Indenture dated as of March 19, 1996 between
                                  the Company and Citibank, N.A., as trustee
                                  (incorporated herein by reference to Exhibit
                                  4.1 to the Company's Form 8-K dated March 13,
                                  1996).

         4.2 Officer's Certificate dated November 13, 1996 establishing the terms of the Debentures and attaching the specimen Form of Debenture.

         5 Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the securities being issued.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE TIMES MIRROR COMPANY


Date:  November 13, 1996                   By: /s/  KATHLEEN G. MCGUINNESS
                                               -------------------------------
                                               Kathleen G. McGuinness
                                               Vice President and General
                                               Counsel





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                                 EXHIBIT INDEX



    Exhibit Number                Description
    --------------                -----------
         1.1                      Purchase Agreement dated November 7, 1996
                                  among the Company and Merrill Lynch & Co.,
                                  Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated, BA Securities, Inc., Goldman,
                                  Sachs & Co. and Morgan Stanley & Co.
                                  Incorporated, as the representatives of the several underwriters named in Schedule I thereto.

         4.1 Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (incorporated herein by reference to Exhibit
                                  4.1 to the Company's Form 8-K dated March 13,
                                  1996).

         4.2 Officer's Certificate dated November 13, 1996 establishing the terms of the Debentures and attaching the specimen Form of Debenture.

         5 Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the securities being issued.





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